UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 30, 2009

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH		03063
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (603) 589-7601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2009, Ezenia entered into Indemnification Agreements with its Directors and executive officers. The Indemnification Agreements generally require, among other matters, that the Company indemnify such persons to the fullest extent permitted by law and advance to them certain expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The indemnification and advancement of expenses provided by these Indemnification Agreements are not deemed exclusive of any other rights that such persons may have under the Company’s Certificate of Incorporation, By-Laws or applicable law. The foregoing summary is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1 Indemnification Agreement, dated March 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: April 2, 2009	By:	/s/ Kevin M. Hackett
Kevin M. Hackett
Chief Financial Officer
(principal executive officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Indemnification Agreement, dated March 30, 2009.